SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) October 18, 2011

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4c))

Form 8-K

Item 2.02 Results of operation and financial condition.

AMERISERV FINANCIAL Inc. (the "Registrant") announced third quarter and first nine months results through September 30, 2011.  For a more detailed description of the announcement see the press release attached as Exhibit #99.1.

Exhibits

--------

Exhibit 99.1

Press release dated October 18, 2011, announcing the third quarter and first nine months results through September 30, 2011.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Executive Vice President

& CFO

Date: October 18, 2011

Exhibit 99.1

AMERISERV FINANCIAL REPORTS EARNINGS FOR THE THIRD QUARTER AND FIRST NINE MONTHS OF 2011

JOHNSTOWN, PA – AmeriServ Financial, Inc. (NASDAQ: ASRV) continued its positive earnings momentum in the third quarter of 2011 by reporting net income of $1,566,000 or $0.05 per diluted common share.  This represents significant improvement of $957,000 from the third quarter 2010 net income of $609,000 or $0.02 per diluted common share.  For the nine month period ended September 30, 2011, the Company reported net income of $4,767,000 or $0.17 per diluted share, a $4.6 million improvement over the net income of $168,000 or ($0.03) per diluted share reported for the same nine month period in 2010.  The following table highlights the Company’s financial performance for both the three and nine month periods ended September 30, 2011 and 2010:

	Third Quarter 2011	Third Quarter 2010	Nine Months Ended September 30, 2011	Nine Months Ended September 30, 2010

Net income	$1,566,000	$609,000	$4,767,000	$168,000
Diluted earnings per share	$ 0.05	$ 0.02	$ 0.17	($0.03)

Glenn L. Wilson, President and Chief Executive Officer, commented on the third quarter 2011 financial results: “Continued improvements in asset quality were a key factor contributing to our strong growth in earnings in 2011.  Non-performing assets again declined as a result of our successful problem credit resolution efforts and now total $5.3 million or only 0.80% of total loans.  I was also pleased with the growth in non-interest revenue, particularly within our trust and wealth management business, and our overall expense control.  Our stable net interest margin performance during periods of market volatility reflects the benefit of growth in both loans and deposits this year.  Overall, AmeriServ Financial was able to achieve significantly improved earnings while further strengthening our balance sheet as evidenced by a tier one capital to assets ratio of 11.70% and loan loss reserve coverage of non-performing assets of 301% at September 30, 2011.”

The Company’s net interest income has been relatively stable.  It increased in the third quarter of 2011 by $95,000 or 1.2% from the prior year’s third quarter and for the first nine months of 2011 it decreased by $182,000 or 0.7% when compared to the first nine months of 2010.  The Company’s 2011 net interest margin of 3.70% was seven basis points lower than the net interest margin for the first nine months of 2010 but the net interest margin has now operated near the 3.70% level for the past five consecutive quarters.  Reduced loan balances were the primary factor causing the drop in both net interest income and net interest margin in 2011. Specifically, total loans averaged $658 million in 2011, a decrease of $47 million or 6.7% from the same nine month period in 2010.  The lower balances reflect the results of the Company’s focus on reducing its commercial real estate exposure and problem loans during this period.  However, total loan balances appear to have bottomed in the first quarter of 2011. Loans have increased by $23 million over the past two quarters reflecting the successful results of the Company’s more intensive sales calling efforts.  The Company has strengthened its excellent liquidity position by reinvesting excess cash in high quality investment securities and short-term investments whose average balance increased by $47 million in the first nine months of 2011.  Careful management of funding costs allowed the Company to mitigate a significant portion of the drop in interest revenue during the past twelve months.  Specifically, interest expense in the third quarter of 2011 declined by $663,000 from the same prior year quarter due to reduced deposit costs.  This reduction in deposit costs has not negatively impacted deposit balances which have increased by $26 million or 3.3% since December 31, 2010.

The improvements in asset quality evidenced by lower levels of non-performing assets and classified loans allowed the Company to reverse a portion of the allowance for loan losses into earnings in 2011 while still increasing the coverage ratio.  During the first nine months of 2011, total non-performing assets decreased by $9.0 million or 62.8% to $5.3 million or 0.80% of total loans as a result of successful resolution efforts.  Classified loans rated substandard or doubtful also dropped by $13.1 million or 33.1% during this same period.  As a result of this improvement, the Company recorded a negative provision for loan losses of $550,000 in the third quarter of 2011 compared to a $1.0 million provision in the third quarter of 2010.  For the nine month period in 2011 the negative provision has amounted to $2,325,000 compared to a $5,250,000 provision in the first nine months of 2010.  Actual credit losses realized through net charge-offs have also declined sharply on both a quarterly and year-to-date basis in 2011.  For the first nine months of 2011, net charge-offs totaled $1.4 million or 0.28% of total loans which represents a decrease from the first nine months of 2010 when net charge-offs totaled $4.2 million or 0.79% of total loans.  When determining the provision for loan losses, the Company considers a number of factors some of which include periodic credit reviews, non-performing asset loan delinquency and charge-off trends, concentrations of credit, loan volume trends and broader local and national economic trends.  In summary, the allowance for loan losses provided 301% coverage of non-performing loans and was 2.41% of total loans at September 30, 2011, compared to 145% of non-performing loans and 2.91% of total loans at December 31, 2010.

The Company’s non-interest income in the third quarter of 2011 increased by $11,000 from the prior year’s third quarter and for the first nine months of 2011 decreased by $118,000 or 1.2% when compared to the first nine months of 2010.  The largest positive item in 2011 has been increased trust and investment advisory fees.  Specifically, trust and investment advisory fees increased by $214,000 for the third quarter and $602,000 or 12.8% for the nine month period as these wealth management businesses benefited from the implementation of new fee schedules and higher equity values in the first half of 2011.  When compared to the prior year, gains realized on residential mortgage loan sales into the secondary market were down by $92,000 for the third quarter due to less refinance activity but have increased by $35,000 for the nine month period due to increased mortgage loan production in the first quarter of 2011.  The largest item causing the 2011 decline in non-interest income for the nine month period was a $358,000 loss realized on the sale of $17 million of investment securities in the first quarter of 2011.  The Company took advantage of a steeper yield curve to position the investment portfolio for better future earnings by selling some of the lower yielding, longer duration securities in the portfolio and replacing them with higher yielding securities with a shorter duration.  The Company recognized $157,000 of investment security gains in 2010.  Other income in 2011 also decreased by $103,000 in the third quarter and by $42,000 for the nine month period due to fewer letter of credit fees and a $26,000 loss realized on the sale of an OREO property in the third quarter of 2011.

Total non-interest expense in the third quarter of 2011 increased by $108,000 from the prior year’s third quarter and for the first nine months of 2011 increased by $354,000 or 1.2% when compared to the first nine months of 2010.  Salaries and employee benefits increased by $287,000 for the third quarter and $926,000 or 5.8% for the nine month period due to higher medical insurance costs, increased pension expense, and greater incentive compensation expense.  Professional fees dropped by $51,000 in the third quarter and $376,000 or 11.6% for the first nine months of 2011 due to reduced legal fees, recruitment fees, and lower consulting expenses in the Trust Company.  Other expenses also declined by $54,000 for the third quarter and $491,000 for the nine month period due to a reduction in costs associated with the reserve for unfunded loan commitments and lower telephone expense resulting from the implementation of technology enhancements.  Finally, the Company recorded an income tax expense of $2.1 million for the first nine months of 2011 compared to an income tax benefit of $189,000 recorded in the first nine months of 2010 due to the sharply higher pre-tax earnings in 2011 compared to a modest pretax loss in the first nine months of last year.

ASRV had total assets of $973 million and shareholders’ equity of $114 million or a book value of $4.39 per common share at September 30, 2011.  The Company continued to maintain strong capital ratios that considerably exceed the regulatory defined well capitalized status with a risk based capital ratio of 17.31%, an asset leverage ratio of 11.70% and a tangible common equity to tangible assets ratio of 8.38% at September 30, 2011.  In the third quarter, the Company also participated in the U.S. Treasury’s Small Business Lending Fund by selling $21 million in preferred stock to the Treasury and using all the proceeds to redeem preferred stock issued to the Treasury as part of the TARP program. The initial interest rate on the SBLF funds will be 5% and may be decreased to as low as 1% if growth thresholds are met for increasing small business loans.

This news release may contain forward-looking statements that involve risks and uncertainties, as defined in the Private Securities Litigation Reform Act of 1995, including the risks detailed in the Company's Annual Report and Form 10-K to the Securities and Exchange Commission.  Actual results may differ materially.

Nasdaq: ASRV

SUPPLEMENTAL FINANCIAL PERFORMANCE DATA

September 30, 2011

(In thousands, except per share and ratio data)

(Unaudited)

2011

	1QTR	2QTR	3QTR	YEAR
				TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$1,263	$1,938	$1,566	$4,767
Net income available to common shareholders	973	1,648	1,027	3,648

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.54%	0.81%	0.64%	0.66%
Return on average equity	4.77	7.11	5.52	5.81
Net interest margin	3.70	3.71	3.68	3.70
Net charge-offs (recoveries) as a percentage of average loans	0.70	(0.07)	0.20	0.28
Loan loss provision as a percentage of average loans	(0.37)	(0.72)	(0.33)	(0.47)
Efficiency ratio	89.53	85.53	84.83	86.59

PER COMMON SHARE:
Net income:
Basic	$0.05	$0.08	$0.05	$0.17
Average number of common shares outstanding	21,208	21,208	21,208	21,208
Diluted	0.05	0.08	0.05	0.17
Average number of common shares outstanding	21,230	21,236	21,227	21,231

2010

	1QTR	2QTR	3QTR	YEAR
				TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$(918)	$477	$609	$168
Net income (loss) available to common shareholders	(1,209)	187	318	(704)

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	(0.39)%	0.20%	0.25%	0.02%
Return on average equity	(3.47)	1.79	2.24	0.21
Net interest margin	3.78	3.83	3.70	3.77
Net charge-offs as a percentage of average loans	0.69	1.13	0.56	0.79
Loan loss provision as a percentage of average loans	1.72	0.68	0.57	0.99
Efficiency ratio	85.42	84.33	84.67	84.81

PER COMMON SHARE:
Net income (loss):
Basic	$(0.06)	$0.01	$0.02	$(0.03)
Average number of common shares outstanding	21,224	21,224	21,224	21,224
Diluted	(0.06)	0.01	0.02	(0.03)
Average number of common shares outstanding	21,224	21,245	21,225	21,229

AMERISERV FINANCIAL, INC.

(In thousands, except per share, statistical, and ratio data)

(Unaudited)

2011

	1QTR	2QTR	3QTR
PERFORMANCE DATA AT PERIOD END
Assets	$961,067	$954,893	$973,439
Short-term investments	4,094	4,338	17,941
Investment securities	195,272	198,770	195,784
Loans	644,836	656,838	667,409
Allowance for loan losses	18,025	16,958	16,069
Goodwill	12,613	12,613	12,613
Deposits	816,528	810,082	827,358
FHLB borrowings	9,736	9,722	9,707
Shareholders’ equity	108,170	111,410	114,164
Non-performing assets	9,328	7,433	5,344
Asset leverage ratio	11.40%	11.60%	11.70%
Tangible common equity ratio	7.89	8.29	8.38
PER COMMON SHARE:
Book value (A)	$4.12	$4.28	$4.39
Market value	2.37	1.95	1.90
Trust assets – fair market value (B)	$1,410,755	$1,390,534	$1,313,440

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	351	352	342
Branch locations	18	18	18
Common shares outstanding	21,207,670	21,208,421	21,208,421

2010

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$960,817	$962,282	$963,169	$948,974
Short-term investments	3,816	5,929	5,326	5,177
Investment securities	150,073	157,057	165,291	172,635
Loans	712,929	693,988	699,394	678,181
Allowance for loan losses	21,516	20,737	20,753	19,765
Goodwill and core deposit intangibles	12,950	12,950	12,950	12,950
Deposits	802,201	809,177	818,150	801,216
FHLB borrowings	25,296	17,777	13,119	14,300
Shareholders’ equity	106,393	108,023	108,391	107,058
Non-performing assets	20,322	19,815	25,267	14,364
Asset leverage ratio	11.01%	11.08%	11.07%	11.20%
Tangible common equity ratio	7.70	7.83	7.86	7.85
PER COMMON SHARE:
Book value (A)	$4.04	$4.11	$4.13	$4.07
Market value	1.67	1.61	1.81	1.58
Trust assets – fair market value (B)	$1,398,215	$1,329,495	$1,341,699	$1,366,929

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	353	355	355	348
Branch locations	18	18	19	18
Common shares outstanding	21,223,942	21,223,942	21,223,942	21,207,670

NOTES:

(A)

Preferred stock of $21 million received through the Small Business Lending Fund is excluded from the book value per common share calculation.

        (B) Not recognized on the balance sheet.

AMERISERV FINANCIAL, INC.

CONSOLIDATED STATEMENT OF INCOME

(In thousands)

(Unaudited)

2011

	1QTR	2QTR	3QTR	YEAR
INTEREST INCOME				TO DATE
Interest and fees on loans	$9,083	$8,804	$8,888	$26,775
Total investment portfolio	1,513	1,726	1,604	4,843
Total Interest Income	10,596	10,530	10,492	31,618

INTEREST EXPENSE
Deposits	2,294	2,106	2,038	6,438
All borrowings	336	338	336	1,010
Total Interest Expense	2,630	2,444	2,374	7,448

NET INTEREST INCOME	7,966	8,086	8,118	24,170
Provision (credit) for loan losses	(600)	(1,175)	(550)	(2,325)
NET INTEREST INCOME AFTER PROVISION (CREDIT) FOR LOAN LOSSES	8,566	9,261	8,668	26,495

NON-INTEREST INCOME
Trust fees	1,556	1,617	1,570	4,743
Investment advisory fees	198	198	172	568
Net realized gains (losses) on investment securities	(358)	-	-	(358)
Net realized gains on loans held for sale	262	155	186	603
Service charges on deposit accounts	472	549	640	1,661
Bank owned life insurance	216	218	227	661
Other income	759	717	729	2,205
Total Non-interest Income	3,105	3,454	3,524	10,083

NON-INTEREST EXPENSE
Salaries and employee benefits	5,500	5,574	5,702	16,776
Net occupancy expense	757	742	680	2,179
Equipment expense	429	411	435	1,275
Professional fees	980	911	983	2,874
FDIC deposit insurance expense	462	460	262	1,184
Other expenses	1,791	1,779	1,820	5,390
Total Non-interest Expense	9,919	9,877	9,882	29,678

PRETAX INCOME	1,752	2,838	2,310	6,900
Income tax expense	489	900	744	2,133
NET INCOME	1,263	1,938	1,566	7,767
Preferred stock dividends and accretion of preferred stock	290	290	539	1,119
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$973	$1,648	$1,027	$3,648

2010

	1QTR	2QTR	3QTR	YEAR
INTEREST INCOME				TO DATE
Interest and fees on loans	$10,020	$9,984	$9,592	$29,596
Total investment portfolio	1,445	1,466	1,468	4,379
Total Interest Income	11,465	11,450	11,060	33,975

INTEREST EXPENSE
Deposits	2,927	2,833	2,668	8,428
All borrowings	417	409	369	1,195
Total Interest Expense	3,344	3,242	3,037	9,623

NET INTEREST INCOME	8,121	8,208	8,023	24,352
Provision for loan losses	3,050	1,200	1,000	5,250
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,071	7,008	7,023	19,102

NON-INTEREST INCOME
Trust fees	1,454	1,373	1,357	4,184
Investment advisory fees	187	167	171	525
Net realized gains on investment securities	65	42	50	157
Net realized gains on loans held for sale	131	159	278	568
Service charges on deposit accounts	572	611	565	1,748
Bank owned life insurance	254	258	260	772
Other income	637	778	832	2,247
Total Non-interest Income	3,300	3,388	3,513	10,201

NON-INTEREST EXPENSE
Salaries and employee benefits	5,199	5,236	5,415	15,850
Net occupancy expense	736	639	620	1,995
Equipment expense	418	427	401	1,246
Professional fees	1,102	1,114	1,034	3,250
FDIC deposit insurance expense	331	341	430	1,102
Other expenses	1,978	2,029	1,874	5,881
Total Non-interest Expense	9,764	9,786	9,774	29,324

PRETAX INCOME (LOSS)	(1,393)	610	762	(21)
Income tax expense (benefit)	(475)	133	153	(189)
NET INCOME (LOSS)	(918)	477	609	168
Preferred stock dividends and accretion of preferred stock	291	290	291	872
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(1,209)	$187	$318	$(704)

AMERISERV FINANCIAL, INC.

Nasdaq: ASRV

Average Balance Sheet Data (In thousands)

(Unaudited)

2011

2010

		NINE		NINE
	3QTR	MONTHS	3QTR	MONTHS
Interest earning assets:
Loans and loans held for sale, net of unearned income	$663,230	$658,442	$694,432	$705,656
Deposits with banks	9,861	4,546	1,781	1,785
Short-term investment in money market funds	3,547	3,451	5,075	4,301
Federal funds sold	-	7,784	6,184	3,754
Total investment securities	199,228	198,580	167,892	157,894

Total interest earning assets	875,866	872,803	875,364	873,390

Non-interest earning assets:
Cash and due from banks	16,228	15,598	14,889	14,952
Premises and equipment	10,535	10,504	10,645	10,011
Other assets	79,342	79,323	80,888	80,141
Allowance for loan losses	(17,032)	(18,309)	(21,173)	(21,347)

Total assets	$964,939	$959,919	$960,613	$957,147

Interest bearing liabilities:
Interest bearing deposits:
Interest bearing demand	$59,099	$57,143	$59,014	$58,247
Savings	83,280	81,241	79,038	77,701
Money market	193,921	190,642	187,563	186,229
Other time	346,639	352,643	363,327	357,165
Total interest bearing deposits	682,939	681,669	688,942	679,342
Borrowings:
Federal funds purchased, securities sold under agreements to repurchase, and other short- term borrowings	227	507	1,258	2,963
Advanced from Federal Home Loan Bank	9,715	9,729	13,434	21,419
Guaranteed junior subordinated deferrable interest debentures	13,085	13,085	13,085	13,085
Total interest bearing liabilities	705,966	704,990	716,719	716,809

Non-interest bearing liabilities:
Demand deposits	134,767	133,465	125,117	121,712
Other liabilities	11,634	11,691	10,624	11,290
Shareholders’ equity	112,572	109,773	108,153	107,336
Total liabilities and shareholders’ equity	$964,939	$959,919	$960,613	$957,147